UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2003

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    001-16167                    43-1878297
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
  of Incorporation)                                          Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 5. OTHER EVENTS.

     On June 17, 2003, Monsanto Company's Board of Directors elected new officers in connection with changes being implemented by Hugh Grant, President and Chief Executive Officer, to the Company's organizational structure and the related management team. A press release dated June 18, 2003, issued by Monsanto Company detailing these appointments, is attached to this report as Exhibit 99.1 and incorporated herein by reference.

     We disclaim any current intention to revise or update the information contained in the attached press release, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      99.1     Press Release, dated June 18, 2003, issued by Monsanto Company




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 18, 2003
                                    MONSANTO COMPANY

                                    By:      /s/ Michael L. DeCamp
                                        ----------------------------------------
                                        Name:  Michael L. DeCamp
                                               Assistant Secretary

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


                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

   99.1           Press Release, dated June 18, 2003, issued by Monsanto Company



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